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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To:  Circon Corporation

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 6, 1995, included (or incorporated by reference) in Circon Corporation's Form 10-K for the year ended December 31, 1994, and to all references to our firm included in this registration statement.


                                                 /s/ Arthur Andersen LLP


Stamford, Connecticut
   July 12, 1995